UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2006
TERAYON COMMUNICATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24647	77-0328533
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
4988 Great America Parkway
Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (408) 235-5500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On January 4, 2006, Terayon Communication Systems, Inc. (“Terayon”) received a letter from The Nasdaq Stock Market dated January 4, 2006, notifying Terayon that its common stock is subject to delisting based on its failure to timely satisfy Nasdaq Marketplace Rules 4350(e) and 4350(g), which required Terayon to solicit proxies and hold an annual meeting of shareholders before December 31, 2005. Terayon plans to submit materials for the Nasdaq Listing Qualifications Panel’s review with respect to those issues by the January 11, 2006 deadline.
The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated January 10, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 8.01. Other Events
As previously announced on November 7, 2005, Terayon has delayed the filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005. As a result of this delay, Terayon is not in compliance with its obligation under the Indenture (the “Indenture”) with respect to Terayon’s 5% Convertible Subordinated Notes due 2007 (the “Notes”) to file with the Securities and Exchange Commission (“SEC”) and the trustee of the Notes (the “Trustee”) all reports, information and other documents required pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934. If holders of at least 25% in aggregate principal amount of the Notes outstanding provide written notice to the Trustee or to Terayon and the Trustee of a default based on Terayon’s failure to file its Form 10-Q Report for the quarterly period ended September 30, 2005 and such default is not cured within 60 days of such notice, an event of default will occur and the Trustee or holders of at least 25% in aggregate principal amount of the Notes then outstanding may accelerate the maturity of the Notes and declare the entire principal amount of the Notes, together with all accrued and unpaid interest thereon, to be due and payable immediately.
The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated January 10, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Terayon Communication Systems, Inc. on January 10, 2006 entitled “Terayon Provides Update on Accounting Review”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2006

Terayon Communication Systems, Inc.
	By:	/s/ Mark Richman
	Name:	Mark Richman
	Title:	Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JANUARY 10, 2006

Exhibit	Description

99.1	Press release issued by Terayon Communication Systems, Inc. on January 10, 2006 entitled “Terayon Provides Update on Accounting Review”